FIRST QUARTER 2014 RESULTS Willis Group Holdings April, 2014 Exhibit 99.2

Important disclosures regarding forward-looking statements

This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of
1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.
All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, potential cost savings and accelerated adjusted operating margin and adjusted earnings per share growth, future capital expenditures, growth in commissions and fees, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, plans, and references to future successes are forward-looking statements. Also, when we use the words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’, or similar expressions, we are making forward-looking statements.
There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following: the impact of any regional, national or global political, economic, business, competitive, market, environmental or regulatory conditions on our global business operations; the impact of current global economic conditions on our results of operations and financial condition, including as a result of those associated with the
Eurozone, any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions; our ability to implement and fully realize anticipated benefits of our new growth strategy and revenue generating initiatives; our ability to implement and realize anticipated benefits of any expense reduction initiative, including our ability to achieve expected savings from the multi-year operational improvement program as a result of unexpected costs or delays and demand on managerial, operational and administrative resources and/or  macroeconomic factors affecting the program; volatility or declines in insurance markets and premiums on which our commissions are based, but which we do not control; our ability to develop and implement technology solutions and invest in innovative product offerings in an efficient and effective manner;  our ability to continue to manage our significant indebtedness; our ability to compete in our industry, including any impact if we continue to refuse to accept contingent commissions from carriers in the non-Human Capital areas of our retail brokerage business our ability to develop new products and services:  material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane; our ability to retain key employees and clients and attract new business; the timing or ability to carry out share repurchases and redemptions; the timing or ability to carry out refinancing or take other steps to manage our capital and the limitations in our long-
term debt agreements that may restrict our ability to take these actions; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; any fluctuations in exchange and interest rates that could affect expenses and revenue; the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations; rating agency actions, including a downgrade to our credit rating, that could inhibit our ability to borrow funds or the pricing thereof and in certain circumstances cause us to offer to buy back some of our debt; a significant decline in the value of investments that fund our pension plans or changes in our pension plan liabilities or funding obligations; our ability to achieve anticipated benefits of any acquisition or other transactions that we may engage, including  any revenue growth or operational efficiencies; our ability to effectively integrate any acquisition into our business; our inability to exercise full management control over our associates, such as Gras Savoye;  our ability to receive dividends or other distributions in needed amounts from our subsidiaries; changes in the tax or accounting treatment of our operations and fluctuations in our tax rate; any potential impact from the US healthcare reform legislation; our involvement in and the results of any regulatory investigations, legal proceedings and other contingencies; underwriting, advisory or reputational risks associated with non-core operations as well as the potential significant impact our non-core operations (including the
Willis Capital Markets & Advisory operations) can have on our financial results; our exposure to potential liabilities arising from errors and omissions and other potential claims against us; and the interruption or loss of our information processing systems, data security breaches or failure to maintain secure information systems;  impairment of the goodwill in one of our reporting units, in which case we may be required to record significant charges to earnings.
The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results.  For additional information see also
Part I, Item 1A “Risk Factors” included in Willis’ Form 10-K for the year ended December 31, 2013, and our subsequent filings with the Securities and Exchange Commission.  Copies are available online at http://www.sec.gov or on request from the Company.
Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.  Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur, and we caution you against unduly relying on these forward-looking statements.

Important disclosures regarding non-GAAP measures

This presentation contains references to "non-GAAP financial measures" as defined in Regulation G of SEC rules.  We present these measures because we believe they are of interest to the investment community and they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis.  These financial measures should be viewed in addition to, not in lieu of, the Company’s condensed consolidated income statements and balance sheet as of the relevant date.  Consistent with Regulation G, a description of such information is provided below and a reconciliation of certain of such items to GAAP information can be found in our periodic filings with the SEC.  Our method of calculating these non-GAAP financial measures may differ from other companies and therefore comparability may be limited.

2014 financial reporting changes

See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Operational changes:
Moved Willis UK from International to Global
Moved Mexico from North America to International
Moved Facultative Reinsurance and Captives Consulting from North America to Global
Allocation changes:
Amortization of intangibles allocated to the segments (previously in Corporate)
Certain group costs that had previously been allocated to segments are now allocated to Corporate
(leadership, project costs, marketing, legal, etc)
The non-servicing or financing elements of the defined benefit pension scheme cost (income) are now allocated to Corporate
Change in presentation:
New line item below operating income – “Other income/expense”– comprises FX gains and losses, primarily on revaluation of monetary balance sheet assets and liabilities, and gains and losses on disposal of operations, previously reported within Total operating expenses

Q1 2014 summary financial results

Q1 2014 Q1 2013
Adjusted operating income $  326 m $ 327 m
Adjusted EPS $1.36 $1.46
Adjusted tax rate 22% 19%
Average diluted shares outstanding 182 m 176 m
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Q1 2014 versus Q1 2013:
FX movements :
$0.03 per diluted share negative impact
Higher tax rate :
$0.05 per diluted share negative impact
Higher share count :
$0.05 per diluted share negative impact

Commissions and fees growth
1Q 2014
Reported Organic
North America 3.9% 4.7%
International 5.7% 7.2%
Global 3.5% 2.0%
Group 4.2% 4.2%

See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
North America – Organic 4.7%
Growth well distributed across geographic regions and in most product and industry practices. Construction up low teens and Human Capital up mid-single digits
International – Organic 7.2%
Excluding $6 million favorable impact from 4Q 2013 China revenue recognition adjustment, organic growth of 4.7%
Good growth from emerging and developing markets: Eastern Europe, Latin America, and Asia
Global – Organic 2.0%
High single digit growth in Reinsurance
Global Insurance down high single digits, with both UK retail and Specialty businesses down

Total operating expenses
5.0% underlying growth in Salaries and benefits
8.7% underlying growth in Other operating expenses

$ millions Q1 2014 Q1  2013 Change
$ 771 $ 770 0.1%
Expense reduction initiative - (46)
$ 771   $724 6.5%
Y-o-Y FX movement (7)
$ 764    $ 724 5.5%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Total operating expenses – adjusted
Total operating expenses - underlying
Q1 2014 total operating expenses up 5.5% on an underlying basis. Primarily driven by:
Total operating expenses – reported

Salaries and benefits
Underlying 5.0% S&B growth driven by:

$ millions Q1  2014 Q1 2013 Change
Salaries and benefits – reported $ 570   $568 0.4%
Expense reduction initiative - (29)
Salaries and benefits – adjusted $ 570   $ 539 5.8%
Y-o-Y FX movement (4)      -
Salaries and benefits – underlying $ 566   $ 539 5.0%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Headcount up approximately 3%
Continued investments in growth regions, products and initiatives (e.g., emerging markets, Global
Wealth Solutions, Connecting Willis)
Annual salary reviews

Other operating expenses
Underlying 8.7% growth in Other operating expenses driven by:
Increased business development expenses
Systems related projects

$ millions Q1 2014 Q1 2013 Change
Other operating expenses – reported $ 165  $ 162 1.9%
Expense reduction initiative - (12)
Other operating expenses – adjusted $ 165 $ 150 10.0%
Y-o-Y FX movement (2) -
Other operating expenses – underlying $ 163  $ 150 8.7%
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16

Operating margins

Q1 2014 Q1 2013 Change FX Impact Change (ex FX)
North America
25.9% 23.0% 290 bps - 290 bps
International 29.9% 29.3% 60bps - 60 bps
Global 40.6% 43.7% (310) bps 80 bps (230) bps
Group (adjusted)
29.7% 31.1% (140) bps 50 bps (90) bps
See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16

Cash
Balance sheet highlights

$ millions
As of Mar 31, 2014 Dec 31, 2013
$734 $796
$2,322 $2,326
Modest decrease in cash at end of Q1 2014 in seasonally largest quarter for cash use
No drawdown on revolver in Q1 2014
Decrease in cash from operations due to change in working capital
Primarily the payment of some annual incentives in Q1 this year versus Q2 last year
Quarter ended Mar 31, 2014 Mar 31, 2013
Cash flow from operations $5 $39
Total debt

OPERATIONAL IMPROVEMENT PROGRAM

$ million (estimated) 2014 2015 2016 2017 2018 +
Savings $5
$45
$135
$235
Cumulative Savings
(2014-2017)
$5 $50 $185 $420
Annualized Savings
(2018 +)
$300
Total Charge
(2014-2017)
$410
Operational improvement program – expected savings and charge summary
See important disclosures regarding forward-looking statements on page 1
• We will report regularly on realized savings and actual charges
Total charges, actual savings and timing may vary positively or negatively from these estimates due to changes in the scope, underlying assumptions or execution risk of the restructuring plan throughout its duration.
Real estate, information
technology and other areas
Role relocation and reduction

Key levers and target operational outcomes

Key levers Target outcomes over life of program
Relocation of roles • Minimum 3,500 support roles moved from higher to lower cost locations
• Ratio of total employees in higher / lower cost locations shifted from current 80:20 to 60:40*
• Use proven existing lower cost locations in Mumbai, Ipswich and
Nashville. Explore further sites in Europe and Latin America
• Some reduction in support roles
Improved use of real estate • Redesign and rationalization of office space in line with modern professional service firm standard
• Reduced ratio of seats to employees*
• Reduced average total square footage of floor space per employee*
IT transformation • Reduced complexity, reduced duplication of operational systems to improve client service and organizational performance
See important disclosures regarding forward-looking statements on page 1
* Key operational metrics that will be reported regularly

Strategic benefits of realized program

Key levers Target outcomes over life of program
Step-up in operational
efficiency
• Resources rebalanced to optimal locations
• Enhanced operational excellence in systems
• Reduce our operational cost base
Continued investment for
growth
• A majority of savings expected to be reflected in earnings
• Potential for remainder of savings to be invested to support growth
Reinforced commitment to
positive spread between
revenue growth and expense
growth
• Growing revenues with positive operating leverage to improve cash flow and deliver compelling shareholder returns
See important disclosures regarding forward-looking statements on page 1

APPENDICES

Important disclosures regarding non-GAAP measures

Commissions and fees analysis
2014 2013 Change
Foreign
currency
translation
Acquisitions
and
disposals
Organic
commissions
and fees growth
($ millions) % % %
%
Three months ended March
31, 2014
North America $369 $355 3.9 (0.1) (0.7) 4.7
International 279 264 5.7 (1.5) 0.0 7.2
Global 442 427 3.5 1.6 (0.1) 2.0
Total $1,090 $1,046 4.2 0.3 (0.3) 4.2

Important disclosures regarding non-GAAP measures

Operating income to adjusted operating income
2013 2014
(In millions) 1Q 2Q 3Q 4Q FY 1Q
Operating income $281 $167 $70 $145 $663 $326
Excluding:
Tender related fees - - 1 - 1 -
Expense reduction initiative 46 - - - 46 -
Adjusted operating income $327 $167 $71 $145 $710 $326
  Operating margin 26.7% 18.8% 8.8% 15.8% 18.1% 29.7%
  Adjusted operating margin 31.1% 18.8% 8.9% 15.8% 19.4% 29.7%

Important disclosures regarding non-GAAP measures

Net income (loss) to adjusted net income
2013
2014
(In millions, except per share data) 1Q 2Q 3Q 4Q FY 1Q
Net income (loss) from continuing operations $219 $105 ($27) $68 $365 $246
Excluding the following, net of tax:
Debt tender related fees - - 1 - 1 -
Debt extinguishment charge - - 60 - 60 -
Expense reduction initiative 38 - - - 38 -
Net (gain) loss on disposal of operations - - - (1) (1) 2
Deferred tax valuation allowance - - - 9 9 -
Adjusted Net income from continuing operations $257 $105 $34 $76 $472 $248
Diluted shares outstanding 176 178 180 182 179
182
Net income
per diluted share
$(0.15) $0.37
1.35
Adjusted net income
per diluted share
1.36
$0.42
$1.24 $0.59
$0.59 $1.46
$2.04
$2.64 $0.19

2014 financial reporting changes

See important disclosures regarding non-GAAP measures on page 2 and reconciliations starting on page 16
Operational changes:
Moved Willis UK from International to Global
Moved Mexico from North America to International
Moved Facultative Reinsurance and Captives Consulting from North America to Global
Allocation changes:
Amortization of intangibles allocated to the segments (previously in Corporate)
Certain group costs that had previously been allocated to segments are now allocated to Corporate
(leadership, project costs, marketing, legal, etc)
The non-servicing or financing elements of the defined benefit pension scheme cost (income) are now allocated to Corporate
Change in presentation:
New line item below operating income – “Other income/expense”– comprises FX gains and losses, primarily on revaluation of monetary balance sheet assets and liabilities, and gains and losses on disposal of operations, previously reported within Total operating expenses

2014 financial reporting changes

For the year ended December 31, 2011 For the year ended December 31, 2012 For the year ended December 31, 2013
As
Reported Reclassification
As
Reclassified
As
Reported Reclassification
As
Reclassified
As
Reported Reclassification
As
Reclassified
Revenues (millions)
Total revenues $3,447 — $3,447 $3,480 — $3,480 $3,655 — $3,655
Expenses
Salaries and benefits (2,087) — (2,087) (2,475) — (2,475) (2,207) — (2,207)
Other operating expenses (656) 9 (647) (581) (19) (600) (616) (20) (636)
Depreciation expense (74) — (74) (79) — (79) (94) — (94)
Amortization of intangible assets (68) — (68) (59) — (59) (55) — (55)
Goodwill impairment charge — — — (492) — (492) — — —
Net gain (loss) on disposal of operations 4 (4) — (3) 3 — 2 (2) —
Total expenses (2,881) 5 (2,876) (3,689) (16) (3,705) (2,970) (22) (2,992)
Operating income (loss) 566 5 571 (209) (16) (225) 685 (22) 663
Other (expense) income — (5) (5) — 16 16 — 22 22
Make-whole on repurchase and redemption
of senior notes and write-off of unamortized
debt issuance costs (171) — (171) — — — — — —
Loss on extinguishment of debt — — — — — — (60) — (60)
Interest expense (156) — (156) (128) — (128) (126) — (126)
Income (loss) from continuing operations
before income taxes and interest in
earnings of associates 239 — 239 (337) — (337) 499 — 499
Income taxes (32) — (32) (101) — (101) (122) — (122)
Income (loss) from continuing operations
before interest in earnings of associates 207 — 207 (438) — (438) 377 — 377
Interest in earnings of associates, net of tax 12 — 12 5 — 5 — — —
Income (loss) from continuing operations 219 — 219 (433) — (433) 377 — 377
Discontinued operations, net of tax 1 — 1 — — — — — —
Net income (loss) 220 — 220 (433) — (433) 377 — 377
Less: net income attributable to
noncontrolling interests (16) — (16) (13) — (13) (12) — (12)
Net income (loss) attributable to Willis
Group Holdings $204 — $204 $(446) — $(446) $365 — $365

2014 financial reporting changes

As reported For the year ended December 31, 2013
2011 2012 Q1 Q2 Q3 Q4 FY
(millions, except percentages)
Commissions and fees
Global $1,073 $1,124 $383 $305 $250 $250 $1,188
North America 1,314 1,306 363 333 328 353 1,377
International 1,027 1,028 300 247 213 308 1,068
Total commissions and fees $3,414 $3,458 $1,046 $885 $791 $911 $3,633
Total revenues
Global $1,082 $1,129 $384 $306 $251 $250 $1,191
North America 1,323 1,313 365 335 329 357 1,386
International 1,042 1,038 302 249 215 312 1,078
Total revenues $3,447 $3,480 $1,051 $890 $795 $919 $3,655
Operating income (loss)
Global $352 $372 $171 $106 $36 $21 $334
North America 271 240 89 57 57 66 269
International 221 183 86 27 (9) 77 181
Corporate & other (278) (1,004) (59) (19) (9) (12) (99)
Total operating income $566 $(209) $287 $171 $75 $152 $685
Organic commission and fee growth
Global 6.6% 6.1% 4.1% 10.3% 6.4% 1.4% 5.6%
North America (3.5)% (0.6)% 4.3% 5.5% 3.9% 5.8% 4.9%
International 4.8% 4.9% 3.8% 2.6% 7.8% 3.0% 4.1%
Total organic commission and fee growth 1.8% 3.1% 4.1% 6.3% 5.7% 3.7% 4.9%
Operating margin
Global 32.5% 32.9% 44.5% 34.6% 14.3% 8.4% 28.0%
North America 20.5% 18.3% 24.4% 17.0% 17.3% 18.5% 19.4%
International 21.2% 17.6% 28.5% 10.8% (4.2)% 24.7% 16.8%
Total operating margin 16.4% (6.0)% 27.3% 19.2% 9.4% 16.5% 18.7%

2014 financial reporting changes

Reclassifications For the year ended December 31, 2013
2011 2012 Q1 Q2 Q3 Q4 FY
(millions, except percentages)
Commissions and fees
Global $186 $179 $44 $45 $39 $42 $170
North America (29) (25) (8) (6) (6) (8) (28)
International (157) (154) (36) (39) (33) (34) (142)
Total commissions and fees $— $— $— $— $— $— $—
Total revenues
Global $190 $181 $44 $46 $40 $43 $173
North America (29) (25) (8) (6) (7) (7) (28)
International (161) (156) (36) (40) (33) (36) (145)
Total revenues $— $— $— $— $— $— $—
Operating income (loss)
Global $50 $28 $16 $2 $11 $13 $42
North America (13) 12 (7) (2) (11) — (20)
International (23) (16) (8) (1) 2 4 (3)
Corporate & other (9) (40) (7) (3) (7) (24) (41)
Total operating income $5 $(16) $(6) $(4) $(5) $(7) $(22)
Organic commission and fee growth
Global 0.6% (1.4)% (0.7)% (1.8)% (1.9)% (1.1)% (1.3)%
North America (2.1)% 0.2% 0.1% —% (0.1)% (0.2)% (0.1)%
International 2.5% 1.4% 0.7% 1.6% 3.6% 1.8% 1.7%
Total organic commission and fee growth —% —% —% —% —% —% —%
Operating margin
Global (0.9)% (2.4)% (0.8)% (3.9)% 1.9% 3.2% (0.4)%
North America (0.6)% 1.3% (1.4)% (0.3)% (3.0)% 0.4% (1.1)%
International 1.3% 1.3% 0.8% 1.6% 0.4% 4.6% 2.3%
Total operating margin 0.2% (0.5)% (0.6)% (0.4)% (0.6)% (0.7)% (0.6)%

2014 financial reporting changes

As reclassified For the year ended December 31, 2013
2011 2012 Q1 Q2 Q3 Q4 FY
(millions, except percentages)
Commissions and fees
Global $1,259 $1,303 $427 $350 $289 $292 $1,358
North America 1,285 1,281 355 327 322 345 1,349
International 870 874 264 208 180 274 926
Total commissions and fees $3,414 $3,458 $1,046 $885 $791 $911 $3,633
Total revenues
Global $1,272 $1,310 $428 $352 $291 $293 $1,364
North America 1,294 1,288 357 329 322 350 1,358
International 881 882 266 209 182 276 933
Total revenues $3,447 $3,480 $1,051 $890 $795 $919 $3,655
Operating income (loss)
Global $402 $400 $187 $108 $47 $34 $376
North America 258 252 82 55 46 66 249
International 198 167 78 26 (7) 81 178
Corporate & other (287) (1,044) (66) (22) (16) (36) (140)
Total operating income $571 $(225) $281 $167 $70 $145 $663
Organic commission and fee growth
Global 7.2% 4.7% 3.4% 8.5% 4.5% 0.3% 4.3%
North America (5.6)% (0.4)% 4.4% 5.5% 3.8% 5.6% 4.8%
International 7.3% 6.3% 4.5% 4.2% 11.4% 4.8% 5.8%
Total organic commission and fee growth 1.8% 3.1% 4.1% 6.3% 5.7% 3.7% 4.9%
Operating margin
Global 31.6% 30.5% 43.7% 30.7% 16.2% 11.6% 27.6%
North America 19.9% 19.6% 23.0% 16.7% 14.3% 18.9% 18.3%
International 22.5% 18.9% 29.3% 12.4% (3.8)% 29.3% 19.1%
Total operating margin 16.6% (6.5)% 26.7% 18.8% 8.8% 15.8% 18.1%

2014 financial reporting changes

2011 2012 2013
(millions, except percentages)
As reported: Operating income (loss), GAAP basis $566 $(209) $685
Reclassification: Foreign exchange gains and losses and gains and losses from the disposal of operations 5 (16) (22)
As reclassified: Operating income (loss), GAAP basis 571 (225) 663
Excluding:
Expense reduction initiative — — 46
Fees related to the extinguishment of debt — — 1
Additional incentive accrual for change in remuneration policy — 252 —
Write-off of unamortized cash retention awards debtor — 200 —
Goodwill impairment charge — 492 —
India JV settlement — 11 —
Insurance recovery — (10) —
Write-off of uncollectible accounts receivable balance 22 13 —
2011 Operational Review 180 — —
FSA regulatory settlement 11 — —
Adjusted operating income $784 $733 $710
Operating margin 16.6% (6.5)% 18.1%
Adjusted operating margin 22.7% 21.1% 19.4%

IR Contacts Peter Poillon Tel: +1 212 915-8084 Email: peter.poillon@willis.com Mark Jones Tel: +1 212 915-8796 Email: mark.p.jones@willis.com 25

FIRST QUARTER 2014 RESULTS Willis Group Holdings April, 2014